UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2010

General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:      (859) 572-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

       On February 11, 2010, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

       (d)           Exhibits.  The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

February 11, 2010	By:	/s/ Brian J. Robinson
Name: Brian J. Robinson
Title: Executive Vice President, Chief Financial Officer
and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99.1	Press Release	Furnished Herewith